Media Contact:
Shannon Pleasant
Intersil Corporation
(512) 382-8444
spleasant@intersil.com

Intersil Corporation Reports Second Quarter Results

Second quarter revenue of $134.0 million was up sequentially and year-over-year

MILPITAS, Calif., July 28, 2016 – Intersil Corporation (NASDAQ:ISIL), a leading provider of innovative power management and precision analog solutions, today announced financial results for the second quarter ended July 1, 2016. Second quarter revenue of $134.0 million was up 3.7% sequentially and 1.2% year-over-year.

Company Highlights

•	Both Consumer and Computing (C&C) and Industrial and Infrastructure (I&I) revenue were up year-over-year.
•	I&I demand improved broadly, resulting in 7.8% sequential growth.
•	Gross margin increased sequentially again to 59.4% on a GAAP basis and 59.6% on a non-GAAP basis.
•	Planned closure of a portion of the company’s manufacturing operations resulted in restructuring charges of $13.5 million, lowering GAAP operating margin and reducing GAAP earnings per share to $0.01.
•	Non-GAAP operating margin and earnings per share increased on both a sequential and year-over-year basis and were 21.1% and $0.17 for the quarter.
•	Cash and cash equivalents increased again to $257 million at quarter-end.

Quarterly Results
Revenue for the second quarter improved sequentially due to strength in the company’s I&I products. Aerospace revenue achieved a recent record, while automotive revenue was near record levels in the quarter. Both I&I power and industrial analog were up again sequentially as a result of improving end market demand. Second quarter C&C revenue decreased 3.6% sequentially due to expected weakness in consumer demand, but was up 2% year-over-year.

“With year-over-year growth in both of our key businesses, we’re encouraged with the progress in returning Intersil to a sustained growth path,” said Necip Sayiner, president and CEO of Intersil. “An improving cost structure and strong gross margins are providing for good earnings leverage as we move closer to our long-term target operating model.”

The breakdown by end market follows:

	Q2 2016		Q1 2016		Q2 2015
End Market Revenue	$M	%	$M	%	$M	%
Industrial & Infrastructure	88.6	66%	82.2	64%	87.9	66%
Consumer & Computing	45.4	34%	47.1	36%	44.5	34%
Total Revenue	$134.0		$129.3		$132.4

Table 1. Intersil End Market Mix

Second quarter GAAP results include the impact of the plan to decommission the company’s 200 millimeter line at its Florida fab. As a result, second quarter GAAP results include $10 million for impairment of fixed assets and $3.5 million in severance and other restructuring charges. Second quarter GAAP gross margin was up again to 59.4%, a 60 basis point sequential increase. Total second quarter GAAP operating expenses increased to $77.1 million and included R&D expense of $34.2 million, SG&A expense of $25.2 million and other charges. GAAP operating income declined sequentially and year-over-year to $2.5 million, or 2 percent of revenue. Q2 GAAP net income was $1.4 million, resulting in earnings per share of $0.01.

The following non-GAAP results exclude restructuring and related costs, amortization of purchased intangibles, equity-based compensation expense, provision for the TAOS litigation, acquisition-related charges, gain on recovery of auction rate securities, as well as the related tax effects.

On a non-GAAP basis, the company reported strong results with gross margin improving again sequentially to 59.6% due to favorable product mix. Non-GAAP operating expenses for the second quarter were $51.6 million. Non-GAAP R&D expense was $30.4 million and non-GAAP SG&A expense was $21.2 million. Q2 non-GAAP operating income increased both sequentially and year-over-year to $28.3 million. Non-GAAP operating margin was 21.1%, an improvement of 110 basis points sequentially and 80 basis points year-over-year. Non-GAAP net income increased to $23.6 million in Q2, resulting in a sequential increase in non-GAAP earnings per share of 13% to $0.17.

For a complete reconciliation of GAAP and non-GAAP results, please see the “Non-GAAP Results” tables included at the end of this release.

Cash and cash equivalents increased to $257 million at the end of the second quarter. Intersil’s board of directors authorized payment of a quarterly dividend of $0.12 per share of common stock. The payment of this dividend will be made on or about August 26, 2016 to stockholders of record as of the close of business on August 16, 2016.

Third Quarter 2016 Outlook

The following forward-looking guidance is for the third quarter ending September 30, 2016, based on current business trends and conditions:

	GAAP	Non-GAAP
Revenue	$135 million to $140 million
Gross margin	Up 50 basis points
Operating expenses	$58 to $62 million	$49 to $51 million
Earnings per share	$0.11 to $0.13	$0.18 to $0.20

Table 2. Intersil Q3 2016 Outlook

Earnings Call Webcast

Intersil will be hosting a webcast to discuss the quarterly results and outlook today at 2:00 p.m. Pacific Time. To access the webcast, please visit the investor relations page of the company’s website at ir.intersil.com. Participants can also dial (888) 656-8682 or +1 (503) 343-6028 and enter the passcode 45994308. A replay of the webcast will be available for two weeks following the conference call on the company website, or may be accessed by dialing (855) 859-2056, international dial +1 (404) 537-3406, using the passcode 45994308.

About Intersil

Intersil Corporation is a leading provider of innovative power management and precision analog solutions. The company's products form the building blocks of increasingly intelligent, mobile and power hungry electronics, enabling advances in power management to improve efficiency and extend battery life. With a deep portfolio of intellectual property and a rich history of design and process innovation, Intersil is the trusted partner to leading companies in some of the world’s largest markets, including industrial and infrastructure, mobile computing, automotive and aerospace. For more information about Intersil, visit our website at www.intersil.com.

FORWARD-LOOKING STATEMENTS
Some of the statements included in this press release constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of our senior management about future events with respect to our business and our industry in general.  Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements include, but are not limited to, statements in the quote from our CEO, including regarding our future growth and progress towards our long-term target operating model, statements under the caption “Third Quarter 2016 Outlook,” that relate to our business, future revenues, future expenses, future profits or losses, growth plans and other strategies, product and customer initiatives, market growth projections, and our industry in general. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, there are or will be important factors that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. We believe that the factors that may affect our business, future operating results, and financial condition include, but are not limited to, the following: any faltering or uncertainty in global economic conditions; the highly cyclical nature of the semiconductor industry; intense competition in the semiconductor industry; unsuccessful product development or failure to obtain market acceptance of our products; downturns in the end markets we serve; failure to make or deliver products in a timely manner; unavailability of raw materials, services, supplies, or manufacturing capacity; delays in production or in implementing new production techniques, product defects, or unreliability of products; and adverse results in litigation matters. For a more detailed discussion of how these and other risks and uncertainties could cause our actual results to differ materially from those indicated in our forward-looking statements, see the information set forth under the caption “Risk Factors” and elsewhere in our reports filed with the U.S. Securities and Exchange Commission (which you may obtain for free at the SEC's website at http://www.sec.gov or on our website at http://ir.intersil.com), including our Annual Report on Form 10-K for the year ended January 1, 2016. These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements.

Non-GAAP Reporting

To supplement its consolidated financial results presented in accordance with GAAP, Intersil uses non-GAAP financial measures, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with Intersil’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that Intersil’s non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by Intersil include:

•Gross profit;

•Operating expenses;

•Provision (benefit) for income taxes;

•Operating income (loss);

•Net income (loss);

•Diluted earnings (loss) per share; and

•Weighted average shares outstanding – diluted.

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition-related charges, restructuring and related costs, equity-based compensation expense, and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes Intersil’s financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Non-GAAP Results” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition-related charges. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or Intersil’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare Intersil’s performance to other companies without the variability caused by purchase accounting. Acquisition-related charges primarily include:

•	Amortization of purchased intangibles, which include purchased intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.
•	One-time charges associated with completing an acquisition including contract termination costs.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of Intersil. Excluding these items allows investors to better compare Intersil’s period-over-period performance without such expense, which Intersil believes may be useful to the investor community. Other adjustments primarily include:

•	Equity-based compensation expense.
•	Legal judgments, awards, or governmental fines or penalties.
•	Income from IP agreements.
•	Restructuring and related costs, including asset impairment charges.
•	Write-offs (recoveries) related to Auction Rate Securities.
•	Tax effects of non-GAAP adjustments.
•

Diluted weighted average shares non-GAAP adjustment - for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of equity-based compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Comparability. The above criteria has been consistently applied when calculating the non-GAAP financial measures for all periods presented in this press release and accompanying tables.

Intersil Corporation
Condensed Consolidated Statements of Income
(Unaudited, in thousands, except percentages and per share amounts)

	Quarter Ended
	Jul. 1	Apr. 1,	Jul. 3
	2016	2016	2015
	Q2 2016	Q1 2016	Q2 2015

Revenue	$ 134,009	$ 129,279	132,441
Cost of revenue	54,421	53,319	53,948
Gross profit	79,588	75,960	78,493
Gross margin %	59.4%	58.8%	59.3%
Expenses:
Research and development	34,211	33,678	33,098
Selling, general and administrative	25,248	23,549	25,194
Amortization of purchased intangibles	2,867	3,528	4,026
Restructuring and related costs	13,508	-	-
Provision for TAOS litigation	1,255	-	-
Total expenses	77,089	60,755	62,318
Operating income	2,499	15,205	16,175
Other income (expense) , net	(326)	(481)	(574)
Income before income taxes	2,173	14,724	15,601
Income tax expense (benefit)	784	2,973	(22,123)
Net income	$ 1,389	$ 11,751	$ 37,724

Earnings per share:
Basic	$ 0.01	$ 0.09	$ 0.29
Diluted	$ 0.01	$ 0.09	$ 0.28

Weighted average shares outstanding:
Basic	135,086	132,857	131,916
Diluted	137,332	135,267	132,823

Intersil Corporation
Condensed Consolidated Balance Sheets
Unaudited
(in thousands)

	Jul. 1	Apr. 1,	Jul. 3
	2016	2016	2015
Assets
Current assets:
Cash and cash equivalents	$ 256,864	$ 253,606	$ 224,962
Trade receivables, net	53,578	49,000	55,972
Inventories	69,477	64,316	71,816
Prepaid expenses and other current assets	6,162	12,843	6,563
Income taxes receivable	7,573	7,608	1,073
Deferred income tax assets	-	-	20,724
Total current assets	393,654	387,373	381,110
Non-current assets:
Property, plant and equipment, net	57,520	69,069	74,224
Purchased intangibles, net	26,112	28,979	24,813
Goodwill	571,770	571,770	565,424
Deferred income tax assets	63,484	63,139	44,493
Other non-current assets	32,053	32,238	33,574
Total non-current assets	750,939	765,195	742,528
Total assets	$ 1,144,593	$ 1,152,568	$ 1,123,638

Liabilities and shareholders' equity
Current liabilities:
Trade payables	24,245	23,137	23,419
Deferred income	15,881	13,796	15,992
Income taxes payable	5,587	6,275	1,761
Provision for TAOS litigation	78,557	77,744	79,017
Other accrued expenses	54,393	50,206	53,068
Total current liabilities	178,663	171,158	173,257
Non-current liabilities:
Income taxes payable	1,643	1,622	2,944
Other non-current liabilities	13,316	14,627	12,244
Total non-current liabilities	14,959	16,249	15,188
Total shareholders' equity	950,971	965,161	935,193
Total liabilities and shareholders' equity	$ 1,144,593	$ 1,152,568	$ 1,123,638

Intersil Corporation
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Quarter Ended
	Jul. 1	Apr. 1,	Jul. 3
	2016	2016	2015
	Q2 2016	Q1 2016	Q2 2015
Operating activities:
Net income	$ 1,389	$ 11,751	$ 37,724
Depreciation	3,467	3,579	3,607
Amortization of purchased intangibles	2,867	3,528	4,026
Equity-based compensation	8,122	6,482	6,689
Asset impairment charges	9,998	-	-
Deferred income taxes	(1,635)	-	(5,823)
Other	(847)	21	(64)
Net changes in operating assets and liabilities	3,835	(7,691)	(21,933)
Net cash flows provided by operating activities	27,196	17,670	24,226

Investing activities:
Proceeds from investments	42	28	-
Net capital expenditures	(2,004)	(2,716)	(4,997)
Net cash flows used in investing activities	(1,962)	(2,688)	(4,997)

Financing activities:
Proceeds from (tax payments for) equity-based awards, net	(3,168)	6,417	1,851
Dividends paid	(18,878)	(15,987)	(17,196)
Net cash flows used in financing activities	(22,046)	(9,570)	(15,345)

Effect of exchange rates on cash and cash equivalents	70	791	178

Net change in cash and cash equivalents	3,258	6,203	4,062

Cash and cash equivalents as of the beginning of the period	253,606	247,403	220,900

Cash and cash equivalents as of the end of the period	$ 256,864	$ 253,606	$ 224,962

Intersil Corporation
Non-GAAP Results
(Unaudited, in thousands, except percentages)

	Quarter Ended
	Jul. 1	Apr. 1,	Jul. 3
	2016	2016	2015
	Q2 2016	Q1 2016	Q2 2015
Non-GAAP gross profit:
GAAP gross profit	$ 79,588	$ 75,960	$ 78,493
Equity-based compensation COS	284	458	436
Non-GAAP gross profit	$ 79,872	$ 76,418	$ 78,929

Non-GAAP gross margin:
GAAP gross margin	59.4%	58.8%	59.3%
Excluded items as a percent of revenue	0.2%	0.3%	0.3%
Non-GAAP gross margin	59.6%	59.1%	59.6%

Non-GAAP R&D expenses:
GAAP R&D expenses	$ 34,211	$ 33,678	$ 33,098
Equity-based compensation	(3,834)	(3,103)	(2,658)
Non-GAAP R&D expenses:	$ 30,377	$ 30,575	$ 30,440

Non-GAAP SG&A expenses:
GAAP SG&A expenses	$ 25,248	$ 23,549	$ 25,194
Equity-based compensation	(4,004)	(2,921)	(3,595)
Acquisition-related costs	-	(585)	-
Non-GAAP SG&A expenses:	$ 21,244	$ 20,043	$ 21,599

Non-GAAP operating expenses:
GAAP operating expenses	$ 77,089	$ 60,755	$ 62,318
Restructuring and related costs	(13,508)	-	-
Provision for TAOS litigation	(1,255)	-	-
Equity-based compensation (excl. COS)	(7,838)	(6,024)	(6,253)
Amortization of purchased intangibles	(2,867)	(3,528)	(4,026)
Acquisition-related costs	-	(585)	-
Non-GAAP operating expenses	$ 51,621	$ 50,618	$ 52,039

Non-GAAP operating income:
GAAP operating income	$ 2,499	$ 15,205	$ 16,175
Restructuring and related costs	13,508	-	-
Provision for TAOS litigation	1,255	-	-
Equity-based compensation	8,122	6,482	6,689
Amortization of purchased intangibles	2,867	3,528	4,026
Acquisition-related costs	-	585	-	-
Non-GAAP operating income	$ 28,251	$ 25,800	$ 26,890

Non-GAAP operating margin:
GAAP operating margin	1.9%	11.8%	12.2%
Excluded items as a percent of revenue	19.2%	8.2%	8.1%
Non-GAAP operating margin	21.1%	20.0%	20.3%

Intersil Corporation
Non-GAAP Results
(Unaudited, in thousands, except per share amounts)

	Quarter Ended
	Jul. 1	Apr. 1,	Jul. 3
	2016	2016	2015
	Q2 2016	Q1 2016	Q2 2015

Non-GAAP net income:
GAAP net income	$ 1,389	$ 11,751	$ 37,724
Restructuring and related costs	13,508	-	-
Equity-based compensation	8,122	6,482	6,689
Amortization of purchased intangibles	2,867	3,528	4,026
Provision for TAOS litigation	1,255	-	-
Acquisition-related costs	-	585	-
Gain on recovery from auction rate securities	(70)	(28)	-
Tax impact of non-cash and discrete items	(3,469)	(1,117)	(26,351)
Non-GAAP net income	$ 23,602	$ 21,201	$ 22,088

GAAP weighted average shares - diluted	137,332	135,267	132,823
Non-GAAP adjustment	3,014	3,680	5,090
Non-GAAP weighted average shares - diluted	140,346	138,947	137,913

Non-GAAP earnings per diluted share:
GAAP earnings per diluted share	$ 0.01	$ 0.09	$ 0.28
Excluded items per share impact	0.16	0.06	(0.12)
Non-GAAP earnings per diluted share	$ 0.17	$ 0.15	$ 0.16

Equity-based compensation expense by classification:
Cost of revenue ("COS")	$ 284	$ 458	$ 436
Research and development	$ 3,834	$ 3,103	$ 2,658
Selling, general and administrative	$ 4,004	$ 2,921	$ 3,595